AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT


  This Amendment Number Two to Loan and Security Agreement ("Amendment") is entered into as of August 6, 1997 by and among ROSE'S STORES, INC., a Delaware corporation ("Borrower"), on the one hand, and the financial institutions listed on the signature pages hereof (such financial institutions are referred to collectively as the "Lenders"), PPM FINANCE, INC., a Delaware corporation, as Co-Agent for the Lenders ("Co-Agent"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent and Collateral Agent for the Lenders ("Agent"), on the other hand, in light of the following:


  A. Borrower, Lenders, Agent and Co-Agent have previously entered into that certain Loan and Security Agreement, dated as of May 21, 1996, as amended by Amendment Number One to Loan and Security Agreement as of June 26, 1996 (the "Agreement").

  B. Borrower, Lenders, Agent and Co-Agent desire to further amend the Agreement as provided for and on the conditions herein.


  NOW, THEREFORE, Borrower, Lenders, Agent and Co-Agent hereby amend and supplement the Agreement as follows:


  1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

  2.   AMENDMENTS.

       (a) The definition of "Change of Control" in Section 1.1 of the Agreement is hereby amended to read as follows:

            " Change of Control shall be deemed to have occurred at such time as: a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly of more than 30% of the total voting power of all classes of stock then outstanding of Holdings normally entitled to vote in the election of directors or if Borrower ceases to be a wholly-owned subsidiary of Holdings."

       (b) Section 1.1 of the Agreement is hereby amended to add the following definition:

            " Holdings  means Rose's Holdings, Inc., a Delaware
       corporation."
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       (c)  Section 7.12 of the Agreement is hereby amended to
read as follows:

                 "7.12     Distributions and Advances to
            Holdings. Except for payments to Holdings, in an amount not to exceed $1,000,000 in any 12 month period, for purposes of paying: (a) directors' and officers' liability insurance, (b) professional fees to Holdings' accountants and attorneys, (c) payment of directors' fees for outside directors, and payment of travel expenses relating to board of directors' meetings for both officers and directors of Holdings, make any advances to Holdings or any distributions, or declare or pay any dividends (in cash or other property, other than capital stock) on, or purchase, acquire, redeem, or retire any of Borrowers' capital stock, of any class, whether now or hereafter outstanding."

       (d) Section 8 of the Agreement is hereby amended by adding the following subsection:

            "8.14     If the obligations of Holdings under its
       guaranty are limited or terminated by operation of law or by Holdings, or if Holdings is in default under its guaranty or any security documents securing such guaranty, or if Holdings becomes the subject of an Insolvency
       Proceeding."

  3. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon: (a) receipt by Agent of this Amendment, duly executed by Borrower; and (b) the execution and delivery by Rose's Holdings, Inc. of a Continuing Guaranty of Borrower's Obligations to the Lending Group together with a Security Agreement and related UCC financing statements securing Rose's Holdings, Inc.'s obligations under the Continuing Guaranty.

  4. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Agent, Co-Agent and Lenders that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

  5. NO DEFAULTS. Borrower hereby affirms to Agent, Co-Agent and Lenders that no Event of Default has occurred and is continuing as of the date hereof.

  6. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

  7. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such
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counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                      ROSE'S STORES, INC.,
                      a Delaware corporation


                      By:/s/ Jeanette Peters
                      Title:  Senior VP and CFO


                      PPM FINANCE, INC.,
                      a Delaware corporation, a Co-Agent


                      By:  Signature not shown
                      Title:


                      FOOTHILL CAPITAL CORPORATION,
                      a California corporation, as Agent and a Lender


                      By:  Signature not shown
                      Title


                      JACKSON NATIONAL LIFE INSURANCE COMPANY, a
                      Michigan life insurance company, in its
                      capacity as a Lender

                      By   PPM AMERICA, INC.,
                           its attorney-in-fact

                           By:  Signature not shown
                           Title:


                      WELLS FARGO BANK, N.A.

                      By:  Signature not shown
                      Title:

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                      CONGRESS FINANCIAL CORPORATION
                      (NEW ENGLAND)


                      By:  Signature not shown
                      Title:


                      FREMONT FINANCIAL CORPORATION


                      By: Signature not shown
                      Title:


                      FINOVA CAPITAL CORPORATION


                      By: Signature not shown
                      Title:


                      SANWA BUSINESS CREDIT CORPORATION


                      By:  Signature not shown
                      Title:


                      COAST BUSINESS CREDIT, A DIVISION OF
                      SOUTHERN PACIFIC THRIFT & LOAN
                      ASSOCIATION

                      By: Signature not shown
                      Title: